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                                                                    Exhibit 24.1


                           PARK-OHIO INDUSTRIES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


                  The undersigned directors and officers of Park-Ohio Industries, Inc., an Ohio corporation (the "Corporation"), hereby constitute and appoint, Richard P. Elliott and Robert D. Vilsack, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934 the Annual Report of the Corporation on Form 10-K (the "Annual Report"), with any and all amendments, supplements and exhibits thereto, to execute and file any and all other documents to be filed with the Commission relating to the Annual Report, each such attorney to have full power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of March 24, 2003.


/s/ Edward F. Crawford                        /s/ Richard P. Elliott
-----------------------------------           ----------------------------------
Edward F. Crawford                            Richard P. Elliott
President, Chief Executive Officer,           Vice President and Chief Financial
Chairman of the Board and Director            Officer


/s/ Matthew V. Crawford                       /s/ James W. Wert
-----------------------------------           ----------------------------------
Matthew V. Crawford                           James W. Wert
Senior Vice President and Director            Director


/s/ Ronna Romney                              /s/ Kevin R. Greene
-----------------------------------           ----------------------------------
Ronna Romney                                  Kevin R. Greene
Director                                      Director


/s/ Lewis E. Hatch
-----------------------------------
Lewis E. Hatch, Jr.
Director


/s/ Lawrence O. Selhorst
-----------------------------------
Lawrence O. Selhorst
Director